Exhibit 21.1

LIST OF SUBSIDIARIES OF TEXAS ROADHOUSE, INC.

(as of December 27, 2011)

I. SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE, INC.

NAME OF ENTITY	FORM OF ENTITY

Armadillo, Inc.	Colorado corporation
Aspen Creek Beverage Corp. (indirect)	Texas corporation
Aspen Creek, LLC	Kentucky limited liability company
Roadhouse-Creek of NJ, LLC	Kentucky limited liability company
Texas Roadhouse Development Corporation	Kentucky corporation
Texas Roadhouse Holdings LLC	Kentucky limited liability company
Texas Roadhouse Management Corp.	Kentucky corporation

II. SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE HOLDINGS LLC

NAME OF ENTITY	FORM OF ENTITY

Roadhouse Enterprises, Inc.	Texas corporation
Roadhouse Private Club of Pelham, Inc.	Alabama corporation
Texas Roadhouse Delaware LLC	Kentucky limited liability company
Texas Roadhouse Louisville I LLC	Kentucky limited liability company
Texas Roadhouse of Boise, LLC	Kentucky limited liability company
Texas Roadhouse of Cedar Falls, LLC	Kentucky limited liability company
Texas Roadhouse of Cheyenne, LLC	Kentucky limited liability company
Texas Roadhouse of Decatur, LLC	Kentucky limited liability company
Texas Roadhouse of Dixie Highway, LLC	Kentucky limited liability company
Texas Roadhouse of East Peoria, LLC	Kentucky limited liability company
Texas Roadhouse of Elkhart, LLC	Kentucky limited liability company
Texas Roadhouse of Elyria, LLC	Kentucky limited liability company
Texas Roadhouse of Fort Wayne, LLC	Kentucky limited liability company
Texas Roadhouse of Grand Junction, LLC	Kentucky limited liability company
Texas Roadhouse of Kansas, LLC	Kansas limited liability company
Texas Roadhouse of Lancaster, LLC	Kentucky limited liability company
Texas Roadhouse of Lansing, LLC	Kentucky limited liability company
Texas Roadhouse of Lynchburg, LLC	Kentucky limited liability company
Texas Roadhouse of Reno, NV, LLC	Nevada limited liability company
Texas Roadhouse of Richmond, LLC	Kentucky limited liability company
Texas Roadhouse of Roseville, LLC	Kentucky limited liability company
Texas Roadhouse of Vermont Intermediate Holdings, LLC	Vermont limited liability company
Texas Roadhouse of Vermont, LLC (indirect)	Vermont limited liability company

III. PARTIALLY-OWNED SUBSIDIARIES

NAME OF ENTITY	FORM OF ENTITY

Texas Roadhouse of Baytown, TX, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Gilbert, AZ, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Hendersonville, de Novo, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Huber Heights, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Jacksonville, NC, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Lancaster OH, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Menifee, CA, LLC	Kentucky limited liability company
Texas Roadhouse of Parker, LLC (1)	Kentucky limited liability company

Texas Roadhouse of Stillwater, OK, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Warwick, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Austin, Ltd. (1)	Kentucky limited partnership
Texas Roadhouse of Austin-North, Ltd. (1)	Kentucky limited partnership
Texas Roadhouse of Mansfield, Ltd. (1)	Kentucky limited partnership
TRH Beverages of Austin-South, LLC (2)	Texas limited liability company
TRH Beverages of Austin-North, LLC (3)	Texas limited liability company
TRH Beverages of Mansfield, LLC (4)	Texas limited liability company

(1)                                  Ownership interests held by Texas Roadhouse Holdings LLC

(2)                                  Ownership interests held by Texas Roadhouse of Austin, Ltd.

(3)                                  Ownership interests held by Texas Roadhouse of Austin-North, Ltd.

(4)                                  Ownership interests held by Texas Roadhouse of Mansfield, Ltd.